EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Michael Weiner, Chief Financial Officer (Principal Financial Officer) of National General Holdings Corp. (the “Company”), hereby certify, that, to my knowledge:

1.
The Annual Report on Form 10-K for the year ended December 31, 2016 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 23, 2017	By:	/s/ Michael Weiner
Michael Weiner Chief Financial Officer (Principal Financial Officer)